Exhibit 10.3

REGULATION S CERTIFICATED NOTE
representing
CLASS A-R NOTES DUE 2027

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A PERSON (1) THAT IS A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”) AND THE RULES THEREUNDER) OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT), (2) THAT IS (X) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, AS AMENDED (“RULE 144A”)) OR (Y) AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, AS AMENDED) WHO IS PURCHASING THIS NOTE IN A NON-PUBLIC TRANSACTION, (3) THAT WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE HOLDER IS A QUALIFIED PURCHASER), (4) THAT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE HOLDER IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (5) THAT IS NOT A BROKER-DEALER WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER AND (6) THAT IS NOT A PLAN REFERRED TO IN PARAGRAPH (A)(1)(i)(D) OR (A)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (A)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN OR (B) TO A PERSON THAT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), AND IS NOT ACQUIRING A BENEFICIAL INTEREST HEREIN FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE AND THE REVOLVING CREDIT NOTE AGREEMENT REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT.

THE ISSUER, OR ON ITS BEHALF, THE COLLATERAL MANAGER, HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS A U.S. PERSON AND IS NOT BOTH (A) A “QUALIFIED PURCHASER” OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) AND (B)(1) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (2) AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, AS AMENDED) WHO IS PURCHASING THIS NOTE IN A NON-PUBLIC TRANSACTION TO SELL ITS INTEREST IN THE NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED OR DEEMED TO REPRESENT AND WARRANT THAT (A) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, (X) IT IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE OR INTEREST HEREIN WILL NOT BE, SUBJECT TO ANY Federal, State, local, non-U.S. or other law or regulation that could cause the underlying assets of the Issuer to be treated as assets of the investor in any Note (or any interest therein) by virtue of its interest and thereby subject the Issuer and the Collateral Manager (or other Persons responsible for the investment and operation of the Issuer’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code and (y) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY STATE, LOCAL, OTHER FEDERAL OR NON-U.S. LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE AND THE REVOLVING CREDIT NOTE AGREEMENT REFERRED TO HEREIN.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE OR ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED APPLICABLE TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE REQUIRED TO PROVIDE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT) FOR THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT TO DETERMINE THEIR OBLIGATIONS UNDER FATCA (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN (OR ANY INTERGOVERNMENTAL AGREEMENT ENTERED INTO IN CONNECTION THEREWITH) OR ANY SIMILAR LAW.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE AGREES TO TREAT THIS NOTE FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES AS AN EQUITY INTEREST IN THE ISSUER.

MURRAY HILL FUNDING II, LLC

REGULATION S CERTIFICATED NOTE
representing
CLASS A-R NOTES DUE 2027

Up to US$50,000,000

December 17, 2020

CUSIP No.: U6173P AC3

ISIN No.: USU6173PAC33

Murray Hill Funding II, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promise to pay to UBS AG, London BrancH (the “Class A-R Noteholder”), or registered assigns, upon presentation and surrender of this Class A-R Note (except as otherwise permitted by the Indenture and the Revolving Credit Note Agreement referred to below), the principal sum of up to FIFTY MILLION UNITED STATES DOLLARS (US$50,000,000) or such other principal sum as is equal to the Class A-R Noteholder’s applicable portion of the Outstanding Class A-R Funded Amount and any portion of the Class A-R Noteholder’s Class A-R Commitment Amount on deposit in the Class A-R Noteholder’s Class A-R Prepayment Account as identified from time to time on the Class A-R Note Register as being represented by this Class A-R Note on May 19, 2027 (the “Stated Maturity”) or as otherwise provided in (a) the Second Amended and Restated Indenture, dated as of December 17, 2020 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the Trustee) and, solely as expressly specified in the Indenture, in its individual capacity; and (b) the Revolving Credit Note Agreement, dated as of December 17, 2020 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Revolving Credit Note Agreement”), between the Issuer, each entity party thereto as a Class A-R Noteholder, U.S. Bank National Association, as revolving credit note agent, and the Trustee.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or, if not defined in the Indenture, in the Revolving Credit Note Agreement.

References herein to “principal” shall be deemed to refer to amounts payable in respect of the applicable portion of the Outstanding Class A-R Funded Amount.

This Class A-R Note is one of a duly authorized issue of Class A-R Notes due 2027 (the “Class A-R Notes”) issued and to be issued under the Indenture. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Class A-R Notes and the terms upon which the Class A-R Notes are, and are to be, authenticated and delivered.

This Class A-R Note evidences the advances (as reflected on the Class A-R Note Register) made by the Class A-R Noteholder to the Issuer pursuant to the Revolving Credit Note Agreement. Amounts may be borrowed, repaid and reborrowed from time to time in respect of this Class A-R Note in accordance with the Revolving Credit Note Agreement. This Class A-R Note is subject to transfer restrictions set forth in the Indenture and the Revolving Credit Note Agreement.

The obligations of the Issuer under this Class A-R Note, the Indenture and the Revolving Credit Note Agreement are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following the realization of the Collateral in accordance with the Indenture and the application of such amounts in accordance with the terms of the Indenture, all claims of Holders of the Class A-R Notes shall be extinguished and shall not thereafter revive.

The principal of this Class A-R Note matures at par and is due and payable on the Stated Maturity, unless the principal of such Class A-R Note becomes due and payable at an earlier date, by declaration of acceleration or otherwise. Repayments of principal on this Class A-R Note shall be applied, and the Outstanding Class A-R Funded Amount and Class A-R Commitment Amount shall be increased and decreased, as described in Section 2 of the Revolving Credit Note Agreement. Notwithstanding the foregoing, the payment of principal of this Class A-R Notes may only occur in accordance with the Priority of Payments.

All payments made by the Issuer under this Class A-R Note will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable law, as modified by the practice of any relevant governmental authority, then in effect. If the Issuer is so required to deduct or withhold, then the Issuer will not be obligated to pay any additional amounts in respect of such withholding or deduction.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Authorized Officers, this Class A-R Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Transfers of this Note shall be limited to transfers made in accordance with the restrictions set forth in the Indenture and the Revolving Credit Note Agreement.

The Issuer and the Trustee, and any agent of the Issuer or the Trustee shall treat as the owner of this Class A-R Note (a) for the purpose of receiving payments on this Class A-R Note (whether or not this Class A-R Note is overdue), the Person in whose name this Class A-R Note is registered on the Class A-R Note Register at the close of business on the applicable Record Date and (b) on any other date for all other purposes whatsoever (whether or not this Class A-R Note is overdue), the Person in whose name this Class A-R Note is then registered on the Class A-R Note Register, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Class A-R Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

This Regulation S Class A-R Certificated Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, a Regulation S Class A-R Certificated Note subject to and in accordance with the restrictions set forth in the Indenture, the Revolving Credit Note Agreement and in the legend attached to this Class A-R Note.

The Class A-R Notes will be issued in minimum denominations of U.S.$250,000 (which may represent a combination of the Outstanding Class A-R Funded Amount, if any, and any Remaining Unfunded Facility Commitment attributable to such Class A-R Notes) and integral multiples of U.S.$1 in excess thereof. After issuance, this Class A-R Note may fail to be in compliance with the minimum denomination requirement as a result of the repayment of principal hereof in accordance with the Priority of Payments. The aggregate principal amount of this Class A-R Note may from time to time be increased or decreased by adjustments made on the Class A-R Note Register in the manner provided in Section 4.4(b) of the Revolving Credit Note Agreement.

Title to Class A-R Notes shall pass by registration in the Class A-R Note Register kept by the Class A-R Note Registrar.

No service charge shall be made for registration of transfer or exchange of this Class A-R Note, but the Issuer, the Class A-R Note Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Class A-R Note Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

This Class A-R Note shall be construed in accordance with, and this Class A-R Note and any matters arising out of or relating in any way whatsoever to this Class A-R Note (whether in contract, tort or otherwise), shall be governed by, the law of the State of New York.

- signature page follows -

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date first set forth above.

MURRAY HILL FUNDING II, LLC, Issuer

By:	MURRAY HILL FUNDING, LLC,
its Sole Member

By:	/s/ Michael A. Reisner
Name: Michael A. Reisner
Title: Co-Chief Executive Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-R Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jon C. Warn
Authorized Signatory

Dated: December 17, 2020

ASSIGNMENT FORM

For value received

does hereby sell, assign, and transfer to

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code, of assignee:

the within Class A-R Note and does hereby irrevocably constitute and appoint ________________________________ as attorney to transfer the Class A-R Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature

(Sign exactly as your name appears in the security)

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.